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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 4, 2003


                           SIGHT RESOURCE CORPORATION
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             (Exact name of registrant as specified in its charter)


            Delaware                     0-21068                  04-3181524
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


      6725 Miami Avenue, Cincinnati, Ohio                           45243
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    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (513) 527-9770
                                                          --------------

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          (Former name or former address, if changed since last report)



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)  Exhibits

       See Exhibit Index

Item 12.  Results of Operation and Financial Condition

Included as Exhibit 99.1 to this Current Report on Form 8-K is an announcement by the Company dated December 4, 2003.
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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               SIGHT RESOURCE CORPORATION


Date: December 4, 2003                        By: /s/ Dale W. Fuller
                                            --------------------------------
                                                   Dale W. Fuller
                                              Chief Financial Officer






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                                  EXHIBIT INDEX


99.  Additional Exhibits

         99.1     Sight Resource Corporation Announcement dated December 4, 2003